Exhibit 99.1

                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                           }    CASE NUMBER
                                 }    02-10835
                                 }
The NewPower Company, et. al.    }    JUDGE        W. Homer Drake, Jr.
                                 }
DEBTORS                          }    CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 2/28/06 To 3/31/2006

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                       Paul Ferdinands
                                       -----------------------
                                       Attorney for Debtor

Debtor's Address                       Attorney's Address
and Phone Number                       and Phone Number

P.O. Box 17296                         191 Peachtree St.
Stamford, Ct 06907                     Atlanta, GA 30303
Tel: (203) 329-8412                    Tel: (404) 572-4600


NewPower Holdings, Inc.
Case Number: 02-10835                                         Post Petition
                                                                    Totals
For Period from February 28, 2006 - March 31, 2006

Opening Cash Balance -2/28/06                                   $ 51,273

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                                  29
-----------------------------------------------------------------------
Total Inflows                                                        29
----------------------------------------------------------------------------------------------------------------
                                                                                 Distribution of Outflows
Outflows:                                                                     NewPower            The NewPower
Post Petition:                                                             Holdings, Inc.            Company
--------------                                                             --------------            -------

Professionals - Bankruptcy                                           39                     39
Consulting Fees
Lockbox Fees
Supplies & Misc
Rent                                                                  1                      1
Insurance
Utilities (Heat, Hydro, Phone, etc.)                                  0                      0
Payroll (inlcuding tax payments & fees)                              11                     11
T&E Reimbursements
State Tax Payments                                                    1                      1
Distribution to Equity
----------------------------------------------------------------------------------------------------------------
Total Outflows                                                       53                     53
----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
Net Cash Flows                                                      (24)
------------------------------------------------------------------------

                                                         ---------------
Closing Cash Balance                                           $ 51,249
=========================================================---------------

Amount of Cash Balance in Reserve for
Classes 8 -12                                                    34,658


                                                                  Attachment 1



NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from February 28, 2006 - March 31, 2006
Amounts in $000's


Accounts Receivable at Petition Date:            $ 75,200


Beginning of Month Balance*  - Gross             $ 13,476 (per 2/28/06 G/L)
PLUS:  Current Month New Billings                       -
LESS:  Collections During the Month                     -
                                             -------------

End of Month Balance - Gross                     $ 13,476 (per 3/31/06 G/L)
Allowance for Doubtful Accounts                   (13,476)
                                             -------------

End of Month Balance - Net of Allowance          $      -
                                             =============

                                         Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                               AR Aging for Post Petition Receivables

                                                Current     > 30 days    > 60 days      Total
                                              ----------------------------------------------------

                                               $ -          $ -          $      111   $      111


                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from February 28, 2006 - March 31, 2006
Amounts in $000's


See attached System Generated A/P reports as of 3/31/2006 (Attachments 2A and
2B).


Beginning of Period Balance                    $ 162 (per 2/28/06 G/L)
PLUS:  New Indebtedness Incurred                  43
LESS:  Amounts Paid on A/P                       (40)
                                        -------------

End of Month Balance                           $ 165 (per 3/31/06 G/L)
                                        =============

                            The New Power Company                   Exhibit 2A
                            Vendor Balance Detail
                             As of March 31, 2006


                                                     Type             Date             Amount        Balance
                                                 --------------   -------------      ------------   -----------
      Archivesone                                                                                         0.00
                                                 Bill               03/15/2006            419.10        419.10
                                                 Bill Pmt -Check    03/15/2006           -419.10          0.00
                                                                                     ------------   -----------
      Total Archivesone                                                                     0.00          0.00

      Kaster Moving Co. Inc.                                                                              0.00
                                                 Bill               03/15/2006             82.50         82.50
                                                 Bill Pmt -Check    03/15/2006            -82.50          0.00
                                                                                     ------------   -----------
      Total Kaster Moving Co. Inc.                                                          0.00          0.00

      Mellon Investors Services, LLC                                                                      0.00
                                                 Bill               03/15/2006          1,366.49      1,366.49
                                                 Bill Pmt -Check    03/15/2006         -1,366.49          0.00
                                                                                     ------------   -----------
      Total Mellon Investors Services, LLC                                                  0.00          0.00

      National Registered Agents, Inc                                                                     0.00
                                                 Bill               03/15/2006            198.00        198.00
                                                 Bill               03/15/2006            330.00        528.00
                                                 Bill               03/15/2006             66.00        594.00
                                                 Bill Pmt -Check    03/15/2006           -594.00          0.00
                                                                                     ------------   -----------
      Total National Registered Agents, Inc                                                 0.00          0.00

      Parker, Hudson, Rainer & Dobbs                                                                      0.00
                                                 Bill               03/15/2006          4,176.60      4,176.60
                                                 Bill               03/15/2006         11,204.00     15,380.60
                                                 Bill               03/15/2006          6,570.00     21,950.60
                                                 Bill               03/15/2006         14,822.30     36,772.90
                                                 Bill Pmt -Check    03/15/2006        -36,772.90          0.00
                                                                                     ------------   -----------
      Total Parker, Hudson, Rainer & Dobbs                                                  0.00          0.00

      SBC                                                                                                 0.00
                                                 Bill               03/06/2006            258.26        258.26
                                                 Bill Pmt -Check    03/06/2006           -258.26          0.00
                                                 Bill               03/15/2006            127.33        127.33
                                                 Bill Pmt -Check    03/15/2006           -127.33          0.00
                                                                                     ------------   -----------
      Total SBC                                                                             0.00          0.00

      United States Treasury                                                                              0.00
                                                 Bill               03/15/2006            349.28        349.28
                                                 Bill Pmt -Check    03/15/2006           -349.28          0.00
                                                                                     ------------   -----------
      Total United States Treasury                                                          0.00          0.00
                                                                                     ------------   -----------

TOTAL                                                                                       0.00          0.00
                                                                                     ============   ===========


                            The New Power Company                   Exhibit 2A
                            Vendor Balance Detail
                             As of March 31, 2006


      Archivesone



      Total Archivesone

      Kaster Moving Co. Inc.



      Total Kaster Moving Co. Inc.

      Mellon Investors Services, LLC



      Total Mellon Investors Services, LLC

      National Registered Agents, Inc





      Total National Registered Agents, Inc

      Parker, Hudson, Rainer & Dobbs






      Total Parker, Hudson, Rainer & Dobbs

      SBC





      Total SBC

      United States Treasury



      Total United States Treasury


TOTAL

                            The New Power Company                   Exhibit 2A
                            Vendor Balance Detail
                             As of March 31, 2006


      Archivesone



      Total Archivesone

      Kaster Moving Co. Inc.



      Total Kaster Moving Co. Inc.

      Mellon Investors Services, LLC



      Total Mellon Investors Services, LLC

      National Registered Agents, Inc





      Total National Registered Agents, Inc

      Parker, Hudson, Rainer & Dobbs






      Total Parker, Hudson, Rainer & Dobbs

      SBC





      Total SBC

      United States Treasury



      Total United States Treasury


TOTAL


                                                  39969.86

                             The New Power Company                  Exhibit 2B
                              Unpaid Bills Detail
                              As of March 31, 2006


                                                       Open Balance
                                                    ----------------

      Franchise Tax Liability                            158,379.17
      Payroll Tax Liablility                               6,249.10
                                                    ----------------
                                                         164,628.27
                                                    ----------------
TOTAL                                                    164,628.27
                                                    ================

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from February 28, 2006 - March 31, 2006
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                $      - (per 2/28/06 G/L)
PLUS: Inventrory Purchased                             -
LESS: Inventory Used or Sold                           -
                                             ------------

End of Month Balance                            $      - (per 3/31/06 G/L)
                                             ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                     $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period             $      -
Less: Depreciation Expense                             -
Less: Dispositions                                     -
Add: Purchases                                         -
                                             ------------

Fixed Assets at End of Period                   $      -
                                             ============

                                                                  Attachment 4
                                                                  Page 1 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     3/01/2006-3/31/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company Concentration Account
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance     $     399,107.37
Total Deposits        $       1,333.41
Total Payments        $      49,943.84
Closing Balance       $     350,496.94
Service Charges       $         241.07

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     3/01/2006-3/31/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Money Market

Beginning Balance     $  16,243,517.55
Total Deposits        $       8,965.40
Total Payments        $       3,469.76 Payroll Taxes
Closing Balance       $  16,249,013.19
Service Charges       $            -

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      3/01/2006-3/31/2006

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          The New Power Company Reserve Account
Account Number:
Purpose of Account:    Reserve for Shareholder Distributions

Beginning Balance          $ 34,639,042.78
Total Deposits             $     19,122.65
Total Payments
Closing Balance            $ 34,658,165.43
Service Charges            $           -

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

October 2005 Interest      $     19,071.31
November 2005 Interest     $     18,466.30
December 2005 Interest     $     19,092.03
January 2006 Interest      $     19,102.57
February 2006 Interest     $     17,263.46
March 2006 Interest        $     19,122.65
Interest Calculations:


                                   Shares          Distribution      2004 Int.     2005 Int.      Jan. 2006       Feb. 2006
Lana Pai                             1,032,000        608,880.00        729.73       3,944.28         338.72          306.11
Enron Energy Services                8,650,400      5,103,736.00      6,116.75      33,061.61       2,839.17        2,565.83
Cortez Energy Services               5,000,000      2,950,000.00      3,535.53      19,109.87       1,641.06        1,483.07
McGarrett I,  LLC                    6,766,400      3,653,856.00      4,379.09      23,669.40       2,032.61        1,836.92
McGarrett II,  LLC                   8,458,200      4,567,428.00      5,473.99      29,587.45       2,540.83        2,296.21
McGarrett III, LLC                   2,791,800      1,507,572.00      1,806.80       9,765.94         838.65          757.91

Surfboards & Co.- warrants           5,404,800      2,918,592.00      3,497.89      18,906.41       1,623.59        1,467.28
EES Warrant Trust - warrants        24,117,800     13,023,612.00     15,608.59      84,365.96       7,244.94        6,547.43
Ari Benacerraf- options                 10,000          5,400.00          6.47          34.98           3.00            2.73

                                                -----------------------------------------------------------------------------
                                    62,231,400     34,339,076.00     41,154.84     222,445.89      19,102.57       17,263.48




                                    Mar-06          Balance
Lana Pai                              317.12         614,515.95
Enron Energy Services               2,658.12       5,150,977.47
Cortez Energy Services              1,536.41       2,977,305.95
McGarrett I,  LLC                   2,079.20       3,687,853.22
McGarrett II,  LLC                  2,599.06       4,609,925.53
McGarrett III, LLC                    857.87       1,521,599.17

Surfboards & Co.- warrants          1,660.80       2,945,747.97
EES Warrant Trust - warrants        7,410.99      13,144,789.90
Ari Benacerraf- options                 3.07           5,450.26

                                   -----------------------------
                                   19,122.65      34,658,165.43


                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     3/01/2006-3/31/2006

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance                 $0.00
Total Deposits               $49,704.59
Total Payments               $49,704.59
Closing Balance                   $0.00
Service Charges       N/A

First Check issued this Period                 200867
Last Check issued this Period                  200876
Total # of checks issued this Period               10

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     3/01/2006-3/31/2006

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:   Controlled Disbursements (Customer Refunds)

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges       N/A

First Check issued this Period                   NA
Last Check issued this Period                    NA
Total # of checks issued this Period             NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      3/01/2006-3/31/2006

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          NewPower ACH Account
Account Number:
Purpose of Account:    ACH (T&E)

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      3/01/2006-3/31/2006

Name of Bank:          First Union/ Wachovia
Branch:                Herndon, VA  ABA # 051400549
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Natural Gas Collections

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period                 N/A
Last Check issued this Period                  N/A
Total # of checks issued this Period           N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      3/01/2006-3/31/2006

Name of Bank:          First Union/ Wachovia
Branch:                Charlotte, NC ABA # 053000219
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Power/ IBM Collections

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges                   $0.00

First Check issued this Period                 N/A
Last Check issued this Period                  N/A
Total # of checks issued this Period           N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      3/01/2006-3/31/2006

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:    Payroll

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      3/01/2006-3/31/2006

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          NewPower Enron Segregated A/C
Account Number:
Purpose of Account:    Concentration Account

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      3/01/2006-3/31/2006

Name of Bank:          Royal Bank of Canada
Branch:                Ontario Transit # 00192
Account Name:          The New Power Company
Account Number:
Purpose of Account:    CAN$ Operating A/C

Beginning Balance                 $0.00 CAN$
Total Deposits
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges                     $ -

First Check issued this Period            NA
Last Check issued this Period             NA
Total # of checks issued this Period       0


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16

Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      3/01/2006-3/31/2006

Name of Bank:          First Union/ Wachovia
Branch:                Charlotte, NC ABA # 053000219
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Power/AES Collections

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      3/01/2006-3/31/2006

Name of Bank:          Royal Bank of Canada
Branch:                Ontario Transit # 00192
Account Name:          The New Power Company
Account Number:
Purpose of Account:    US$ A/C

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      3/01/2006-3/31/2006

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          The New Power Company
Account Number:
Purpose of Account:    WildCard ATM Settlement

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      3/01/2006-3/31/2006

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          NewPower Holdings, Inc.
Account Number:
Purpose of Account:    Controlled Disbursements (A/P)

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period            None
Last Check issued this Period             None
Total # of checks issued this Period      None


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      3/01/2006-3/31/2006

Name of Bank:          Credit Suisse Asset Management
Branch:                466 Lexington Ave.  NY, NY 10017-3140
Account Name:          NewPower Holdings, Inc.
Account Number:
Purpose of Account:    Short Term Cash Mgmt Portfolio

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges        N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                                ACCOUNT CLOSED

                             The New Power Company                   Exhibit 5
                                 Check Detail
                                 March   ,2006

   Num         Date                       Name                Original Amount
--------   ------------   ---------------------------------  -----------------

200867      03/06/2006    SBC                                           258.26
200868      03/14/2006    M. Patricia Foster                          3,619.82
200869      03/15/2006    United States Treasury                        349.28
200870      03/15/2006    Mellon Investors Services, LLC              1,366.49
200871      03/15/2006    Archivesone                                   419.10
200872      03/15/2006    Kaster Moving Co. Inc.                         82.50
200873      03/15/2006    Parker, Hudson, Rainer & Dobbs             36,772.90
200874      03/15/2006    National Registered Agents, Inc               594.00
200875      03/15/2006    SBC                                           127.33
200876      03/30/2006    M. Patricia Foster                          3,369.81

                                                                  Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from February 28, 2006 - March 31, 2006
Amounts in $000's

Taxes Paid During the Month
---------------------------

Federal Employment Taxes                               3.5
State Employment Taxes




Taxes Owed and Due
------------------

Payroll Tax Liability                                  6.2

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from February 28, 2006 - March 31, 2006
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.


Personnel Report
----------------
                                                                 Full Time  Part Time
# of Employees at beginning of period                                                 1
# hired during the period                                                 -           -
# terminated/resigned during period                                       -           -
                                                                ------------------------
# employees on payroll - end of period                                    0           1
                                                                ========================

# of employees on temporary consulting assignments                                    0


Confirmation of Insurance
-------------------------

See supplemental attachment.

                                                                 Attachment 7B
                                                                (Supplemental)

                  Payments made to insiders 3/01/06 -3/31/06

Payments are in gross amts


                      Title                   Amount           Date      Type

FOSTER, MARY          President & CEO        $  5,208.33      3/15/2006  Salary for pay period 3/01 - 3/15
                                             $  5,208.33      3/31/2006  Salary for pay period 3/16 -3/31




                                          ------------------

                                             $ 10,416.67
                                          ==================

                                                                  Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from February 28, 2006 - March 31, 2006

On January 26, 2006, the Bankruptcy Court for the Southern District of New York (the "New York Bankruptcy Court"), which is handling the bankruptcy of Enron Corp. ("Enron"), granted the motion by Enron to dismiss the complaint of the examiner for NewPower Holdings, Inc. (the "Company") to recharacterize as an equity interest Enron's claim (the "Claim") with respect to a secured promissory note in the amount of $28 million issued by the Company to Enron, and dismissed as moot such examiner's complaint to equitably subordinate the Claim. However, the New York Bankruptcy Court denied the portion of Enron's motion that sought to dismiss the examiner's complaint to have Enron's equity interests in the Company equitably subordinated to the equity interests of the other equity holders of the Company. As of the date hereof, the Company is not aware of any appeal of this decision.

Separately, on February 3, 2006, the Court of Appeals for the Eleventh Circuit denied an appeal by Enron and affirmed the decision of the District Court for the Northern District of Georgia, which had affirmed the decision of the Bankruptcy Court for the Northern District of Georgia, Newnan Division, to confirm the Second Amended Chapter 11 Plan of the Company and the other NewPower debtors. As of the date hereof, the Company is not aware of any appeal of this decision.